Income Tax Expense - Summary of assets and liabilities for taxes (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Disclosure of income tax expense [abstract]
Current income tax - assets	$ 152,601	$ 78,434
Current VAT-assets	72,857	33,318
Other taxex-current	6,456	2,609
Total current tax - assets	231,914	114,361
Non Current income tax - assets	19	136,301
Total tax - assets	231,933	250,662
Current income tax - liabilities	$ (26,702)	$ (31,935)